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                                VOTING AGREEMENT


         AGREEMENT dated as of June 30,1999, between JOHN A. VANN ("VANN") and
D. M. MOORE, JR. ("Moore").

         WHEREAS, Vann is the owner of 550,000 shares of the common stock of Rushmore Financial Group, Inc. (the "Company"), and Moore is the owner of 535,398 shares of such common stock, and each may receive additional shares during the term of this Agreement; and

         WHEREAS, Vann and Moore desire to ensure that both will be elected to the Board of Directors of the Company,

         IT IS THEREFORE AGREED AS FOLLOWS:

         1. Voting of Shares. At each annual meeting, special meeting, or consent action taken to elect members of the Board of Directors of the Company, each of Vann and Moore agree to vote their respective shares to elect both Vann and Moore to become members of the Board.

         2. Term. The term of this Agreement shall be for a period of three years.

         3. Copies of Agreement. This Agreement may be executed in multiple counterparts but shall not otherwise be separable or divisible. Upon the execution of this Agreement the parties shall cause a copy of this Agreement to be filed in the registered office of the Company. This Agreement shall be open to inspection in the manner provided for inspection under the laws of the State of Texas.

         4. Place of Performance. THIS AGREEMENT IS EXECUTED AND ENTERED INTO AT DALLAS, TEXAS, AND IT IS MUTUALLY AGREED THAT THE PERFORMANCE OF ALL PARTS OF THIS CONTRACT SHALL BE AT DALLAS, TEXAS.

         5. Governing Law. THIS AGREEMENT IS INTENDED BY THE PARTIES TO BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6. Severability. This Agreement shall not be severable or divisible in any way, but it is specifically agreed that, if any provision should be invalid, the invalidity shall not affect the validity of the remainder of the Agreement.

Executed as June 30, 1999.             /s/ John A. Vann
                                       ------------------------------------
                                       John A Vann


                                       /s/ D.M. Moore, Jr.
                                       ------------------------------------
                                       D.M. Moore, Jr.